UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

JAZZ TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4321 Jamboree Road
Newport Beach, California 92660
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 435-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 3, 2007, Jazz Technologies, Inc. (the “Company”) and its domestic subsidiaries, Jazz Semiconductor, Inc., Newport Fab, LLC, Jazz/Hua Hong, LLC and Jazz IT Holding, LLC (collectively, the “Subsidiaries”), entered into a Supplemental Indenture with U.S. Bank National Association, as trustee (the “Trustee”). Pursuant to the Supplemental Indenture, the Subsidiaries agreed to unconditionally guarantee on a joint and several basis the obligations of the Company under its 8% Convertible Senior Notes due 2011 issued pursuant to the Indenture dated as of December 19, 2006, between the Company and the Trustee. The Company filed the Indenture as an exhibit to its Current Report on Form 8-K filed on December 22, 2006.

A copy of the Supplemental Indenture is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 2, 2007, the Company held a conference call to report to investors on the initial observations and immediate outlook for the business since closing the acquisition of Jazz Semiconductor, Inc. on February 16, 2007. A copy of the script for the conference call is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Exhibit Description
4.1
Supplemental Indenture, dated April 3, 2007, among Jazz Technologies, Inc., Jazz Semiconductor, Inc., Newport Fab, LLC, Jazz/Hua Hong, LLC, Jazz IT Holding, LLC and U.S. Bank National Association, as trustee

99.1	Script for Conference Call hosted by the Company on April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Jazz Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ TECHNOLOGIES, INC.

Dated: April 5, 2007	By:	/s/ Allen R. Grogan
Allen R. Grogan Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
4.1
Supplemental Indenture, dated April 3, 2007, among Jazz Technologies, Inc., Jazz Semiconductor, Inc., Newport Fab, LLC, Jazz/Hua Hong, LLC, Jazz IT Holding, LLC and U.S. Bank National Association, as trustee

99.1	Script for Conference Call hosted by the Company on April 2, 2007